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                                                                  Exhibit 99.270


CALIFORNIA POWER EXCHANGE                         REQUESTERS: PAUL GRIBIK, RYAN
DOCUMENT OF UNDERSTANDING - ZONAL PRICE CALCULATOR           WESTLING, JOHN MAY


ZONAL PRICE CALCULATOR OVERVIEW   The Zonal Price Calculator (ZPC) is a
                                  key component to relieve
                                  congestion for market open.

                                  In response to its business importance and priority, we've created this document of understanding to:

                                  o Communicate the current status of the ZPC.

                                  o Document conditions [although not
                                    definitively] possibly encountered within the ZPC, that we believe provide gaming risk to the Market.

                                  o Request requirement specification from
                                    Product Management for the mitigation of those identified risks

                                  o Confirm the inclusion of the ZPC in OM
                                    Hand-El Stage 2.

                                  o Confirm settlement functionality pertaining
                                    to the ZPC


CURRENT STATUS                    Gribik, Westling and May agree that the
                                  current version of the Zonal Price Calculator is working true to the way we believe it was originally specified. However, we also agree the calculator needs to be stressed tested with additional adjustment bids to ensure the final measure of market open quality. And we further agree that this Zonal Price
                                  Calculator is only a temporary solution, giving way to OM Hand-El Trade App.

                                  Additional activities:

                                  o Stress test with adjustments bids,
                                    Feb 9-10, 1998.

                                  o Development of automated interface to avoid
                                    re-keying of ZPC data

GAMING RISK                       Gribik identified a number of conditions
                                  caused by potential participant gaming that present risk to the Market. These are, among others:

                                  1) When an adjustment bid falls outside of the adjusted bid curve, currently, the anchor price is set no lower than zero.

                                  Solution discussed: allow the anchor price to go below zero to a maximum of the minus penalty value.

                                  ISO Requirement: publish the penalty prices and price transmission based on it.

                                  2) Arbitrarily increase or decrease the
                                  starting reference price - not just set to zero at the beginning and move the curve up.

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CALIFORNIA POWER EXCHANGE                         REQUESTERS: PAUL GRIBIK, RYAN
DOCUMENT OF UNDERSTANDING - ZONAL PRICE CALCULATOR           WESTLING, JOHN MAY


                               Solution discussed: start the anchor price lower and let it flow up = - penalty

                               PX is then required to bid inside the price range - bid price range needs to be inside the penalty range like $900 mwh.

                               ISO and PX need to agree that:

                                 If gen(j) < = gen(j)min then dc(j) = - penalty If gen(j) > gen(j)max then dc(j) = penalty
                                 If dem(k) < dem(k)min then ic(k) = penalty
                                 If dem(k) > = dem(k)max then ic(k) = - penalty

                               3) If the PX receives no adjustment bids
                               (and ISO does) and there is no way to set the anchor price on the PX.

                               No solutions discussed.


APPLICATION DEVELOPMENT
SPECIFICATIONS                 We request that appropriate businsess
                               requirements be gathered and technical
                               specifications created to mitigate, as much as possible, the ability of market participants to game the market.
                               In addition, we request that any appropriate tariff or business policies be adjusted as necessary to support these business requirements.


OM HAND-EL STAGE 2             The PX must confirm the inclusion of the
                               Zonal Price Calculator in OM Hand-El Stage 2 and its relative priority.

                               The ZPC should be tightly integrated into the Trade Application including current functionality, automated interface and all known requirements to mitigate the impact of gaming and/or exceptional conditions in the market.


SETTLEMENT FUNCTIONALITY       Confirm if settlements have the capability to
                               generate an invoice for a participant for energy if ZPC is negative.


BUSINESS AREAS IMPACTED        Trading, Compliance, Information Technology


DATE COMPLETION                PX - February 13, 1998

                               OM Hand-El - unknown

                               OM Handel Stage 2 - unknown


DEPENDENCIES                   OM Hand-El delivery of automated
                               interface to avoid re-


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CALIFORNIA POWER EXCHANGE                         REQUESTERS: PAUL GRIBIK, RYAN
DOCUMENT OF UNDERSTANDING - ZONAL PRICE CALCULATOR           WESTLING, JOHN MAY

                                  keying of ZPC data.

                                  Development of requirements for the Zonal
                                  Price Calculator for inclusion in OM Hand-El
                                  Stage 2.


RECOMMENDATIONS / NEXT STEPS     1) Stress test with adjustments bids,
                                 Feb 9-10, 1998 - P. Gribik/Application
                                 Development.

                                 2) Develop automated interface to avoid
                                 re-keying of ZPC data - OM Hand-El/Application Development

                                 3) Confirm inclusion in OM Hand-El Stage 2.

                                 4) Confirm settlements capability to invoice for energy if ZPC is negative - R. Johnson.


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